Exhibit 99.1

II-VI Incorporated Reports Q4 and Full-Year Fiscal 2022 Results

•	Delivers record quarterly revenues of $887 million, up 7% sequentially and 10% year-over-year

•	Posts Q4FY22 GAAP EPS of $0.23 and non-GAAP diluted EPS of $0.98

•	Achieves record FY22 bookings of $4.32 billion and revenue of $3.32 billion; up 29% and 7% annually respectively

•	Generates operating cash flow of $413 million

PITTSBURGH, Aug. 24, 2022 (GLOBE NEWSWIRE) — II-VI Incorporated (Nasdaq: IIVI) (“II-VI,” “We” or the “Company”) an innovator in materials, networking and lasers enabling a sustainable world, today reported results for its fiscal 2022 fourth quarter and fiscal year ended June 30, 2022.

The Company revenue for the fourth fiscal quarter of 2022 was $887 million, an increase of 7% over the third quarter of 2022 and an increase of 10% over the fourth quarter of fiscal year 2021, over the top end of the company’s guidance. Operating income for the fourth fiscal quarter of FY22 was $114 million with diluted earnings per share of $0.23 on a GAAP basis. On a non-GAAP basis, operating income was $169 million with non-GAAP diluted earnings per share of $0.98. For fiscal year 2022, revenue was $3.32 billion with GAAP diluted earnings per share of $1.45. Non-GAAP diluted earnings per share for fiscal year 2022 was $3.72.

“II-VI set new records for quarterly revenue in the fourth quarter and significant quarterly growth year-over-year, in response to sustained robust demand across our businesses, and despite a challenging operating environment,” said Dr. Vincent D. Mattera, Jr., Chair and CEO.

“Our strong performance throughout the year accelerated into the fourth quarter with strong demand thanks to our deep customer relationships, decades of investments in technology and sophisticated manufacturing platforms and leading-edge products. Leveraging our vertically integrated operations and global footprint, we continue to navigate a complex supply environment and capture expanding opportunities across end markets. We continue our selective investments in capacity expansion and next-generation technology and product development as we drive continued leadership and sustainable growth across all our end markets.

Dr. Mattera continued, “On September 8, 2022, we will transition to our new name, Coherent Corp., launch our new brand, and begin trading with a new ticker symbol (Nasdaq: COHR), signaling an exciting new era for the Company and all our employees, investors, and other stakeholders.”

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Table 1

Financial Metrics

$ Millions, except per share amounts and %

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2022	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Revenues	$887.0	$827.7	$808.0	$3,316.6	$3,105.9

GAAP Gross Profit(3)	$326.0	$321.7	$297.8	$1,265.5	$1,177.5
Non-GAAP Gross Profit(2)	$343.4	$335.7	$311.7	$1,321.5	$1,235.0

GAAP Operating Income(1)	$114.2	$106.8	$97.1	$414.3	$402.1
Non-GAAP Operating Income(2)	$168.6	$172.0	$148.5	$650.2	$601.5

GAAP Net Earnings	$43.6	$49.0	$82.3	$234.8	$297.6
Non-GAAP Net Earnings(2)	$133.7	$129.0	$117.0	$504.6	$460.2

GAAP Diluted Earnings Per Share	$0.23	$0.28	$0.59	$1.45	$2.37
Non-GAAP Diluted Earnings Per Share(2)	$0.98	$0.95	$0.88	$3.72	$3.73

Other Selected Financial Metrics
GAAP Gross margin(3)	36.8%	38.9%	36.9%	38.2%	37.9%
Non-GAAP gross margin(2)	38.7%	40.6%	38.6%	39.8%	39.8%
GAAP Operating margin	12.9%	12.9%	12.0%	12.5%	12.9%
Non-GAAP operating margin(2)	19.0%	20.8%	18.4%	19.6%	19.4%
GAAP Return on sales	4.9%	5.9%	10.2%	7.1%	9.6%
Non-GAAP return on sales(2)	15.1%	15.6%	14.5%	15.2%	14.8%

(1)	GAAP Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.
(2)

All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, expenses incurred in relation to the Coherent acquisition as well as integration and restructuring charges from the Finisar acquisition, start-up costs, and various one-time adjustments. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

(3)

GAAP gross profit basis for prior periods has been updated to include amortization of developed technology intangible assets, with a corresponding decrease to selling, general and administrative on GAAP basis.

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Outlook

The outlook for the first fiscal 2023 quarter ending September 30, 2022 is revenue of $1,300 million to $1,400 million and earnings per diluted share on a non-GAAP basis of $0.77 to $0.90. These are at today’s exchange rate and today’s estimated tax impact of 25%, both of which are subject to variability. The non-GAAP earnings per share include the pre-tax amounts of $65 million in amortization, $30 million in share-based compensation, and $170 million in other costs, including costs to facilitate the integration of Coherent Inc. Non-GAAP adjustments are by their nature highly volatile, and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Wednesday August 24, 2022 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com or via this link. Equity analysts and others who wish to participate in the question-and-answer session of the conference call can pre-register at this link to receive dial-in numbers and a unique PIN.

The conference call will be recorded, and a replay will be available to interested parties who are unable to attend the live event. This service will be available on the company’s website beginning August 24, 2022, at 4:00 p.m. ET.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, U.S.A., the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this press release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”) and the need to generate sufficient cash flows to service and repay such debt; (iv) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vi) any unexpected costs, charges or expenses resulting

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from the Transaction; (vii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xi) the introduction of new products by competitors and other competitive responses; (xii) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiii) the Company’s ability to devise and execute strategies to respond to market conditions; (xiv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xv) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvi) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company’s management uses these measurements as an aid in monitoring the Company’s on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Earnings (Unaudited)

($000 except per share data)

	Three Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021
Revenues	$886,962	$827,724	$808,006

Costs, Expenses & Other Expense (Income)
Cost of goods sold	560,930	506,051	510,213
Internal research and development	95,917	96,895	83,768
Selling, general and administrative	115,862	118,009	116,832
Interest expense	48,502	43,499	14,066
Other expense (income), net	16,768	241	(10,124)

Total Costs, Expenses, & Other Expense (Income)	837,979	764,695	714,755

Earnings Before Income Taxes	48,983	63,029	93,251

Income Taxes	5,347	14,027	10,957

Net Earnings	$43,636	$49,002	$82,294

Less: Dividends on Preferred Stock	17,291	17,148	16,878

Net Earnings available to the Common Shareholders	$26,345	$31,854	$65,416

Basic Earnings Per Share	$0.25	$0.30	$0.62

Diluted Earnings Per Share	$0.23	$0.28	$0.59

Average Shares Outstanding — Basic	106,520	106,323	104,957
Average Shares Outstanding — Diluted	116,821	116,949	116,225

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Earnings (Unaudited)

($000 except per share data)

	Year Ended
	June 30, 2022	June 30, 2021
Revenues	$3,316,616	$3,105,891

Costs, Expenses & Other Expense (Income)
Cost of goods sold	2,051,120	1,928,432
Internal research and development	377,106	330,105
Selling, general and administrative	474,096	445,235
Interest expense	121,254	59,899
Other expense (income), net	11,233	(10,370)

Total Costs, Expenses, & Other Expense (Income)	3,034,809	2,753,301

Earnings Before Income Taxes	281,807	352,590

Income Taxes	47,048	55,038

Net Earnings	$234,759	$297,552

Less: Dividends on Preferred Stock	68,225	37,231

Net Earnings available to the Common Shareholders	166,534	260,321

Basic Earnings Per Share	$1.57	$2.50

Diluted Earnings Per Share	$1.45	$2.37

Average Shares Outstanding — Basic	106,189	104,151
Average Shares Outstanding — Diluted	116,513	115,034

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

($000)

	June 30, 2022	June 30, 2021
Assets
Current Assets
Cash, cash equivalents, and restricted cash	$2,582,371	$1,591,892
Accounts receivable	700,331	658,962
Inventories	902,559	695,828
Prepaid and refundable income taxes	19,585	13,095
Prepaid and other current assets	100,346	67,617

Total Current Assets	4,305,192	3,027,394
Property, plant & equipment, net	1,363,195	1,242,906
Goodwill	1,285,759	1,296,727
Other intangible assets, net	635,404	718,460
Deferred income taxes	31,714	33,498
Other assets	223,582	193,665

Total Assets	$7,844,846	$6,512,650

Liabilities, Mezzanine Equity and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$403,212	$62,050
Accounts payable	434,917	294,486
Operating lease current liabilities	27,574	25,358
Accruals and other current liabilities	401,256	347,695

Total Current Liabilities	1,266,959	729,589
Long-term debt	1,897,214	1,313,091
Deferred income taxes	77,259	73,962
Operating lease liabilities	110,214	125,541
Other liabilities	109,922	138,119

Total Liabilities	3,461,568	2,380,302
Total Mezzanine Equity	766,803	726,178
Total Shareholders’ Equity	3,616,475	3,406,170

Total Liabilities, Mezzanine Equity and Shareholders’ Equity	$7,844,846	$6,512,650

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II-VI Incorporated and Subsidiaries

Condensed Consolidated Statements of Cash Flows (Unaudited)

($000)

	Year Ended June 30,
	2022	2021
Cash Flows from Operating Activities
Net cash provided by operating activities	$413,332	$574,353

Cash Flows from Investing Activities
Additions to property, plant & equipment	(314,332)	(146,337)
Purchases of businesses, net of cash acquired	—	(34,394)
Other investing activities	(5,750)	7,774

Net cash used in investing activities	(320,082)	(172,957)

Cash Flows from Financing Activities
Proceeds from issuance of Senior Notes	990,000	—
Proceeds from issuance of common shares	—	460,000
Proceeds from issuance of Series A preferred shares	—	460,000
Proceeds from issuance of Series B preferred shares	—	750,000
Payment on Finisar Notes	(14,888)	—
Payments on borrowings under Term A Facility	(62,050)	(137,050)
Payments on borrowings under Term B Facility	—	(714,600)
Payments on borrowings under Revolving Credit Facility	—	(74,000)
Debt issuance costs	(10,197)	—
Equity issuance costs	—	(58,596)
Proceeds from exercises of stock options and purchases of stock under employee stock purchase plan	17,858	32,360
Payments in satisfaction of employees’ minimum tax obligations	(21,249)	(19,701)
Payment of dividends	(34,508)	(20,319)
Other financing activities	(2,013)	(2,367)

Net cash provided by financing activities	862,953	675,727

Effect of exchange rate changes on cash, cash equivalents and restricted cash	34,276	21,723
Net increase in cash, cash equivalents and restricted cash	990,479	1,098,846
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	1,591,892	493,046

Cash, Cash Equivalents, and Restricted Cash at End of Period	$2,582,371	$1,591,892

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Table 2

Segment Revenues, GAAP Operating Income (Loss) & Margin, and

Non-GAAP Operating Income (Loss) & Margin*

$ Millions, except %

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2022	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Revenues:
Photonic Solutions	$597.4	$567.8	$549.7	$2,226.2	$2,038.3
Compound Semiconductors	289.6	259.9	258.3	1,090.4	1,067.6
Unallocated and Other	—	—	—	—	—

Consolidated	$887.0	$827.7	$808.0	$3,316.6	$3,105.9

GAAP Operating Income (Loss):
Photonic Solutions	$69.2	$54.6	$60.5	$230.1	$207.7
Compound Semiconductors	51.4	61.8	47.7	220.1	221.2
Unallocated and Other	(6.4)	(9.6)	(11.1)	(35.9)	(26.8)

Consolidated	$114.2	$106.8	$97.1	$414.3	$402.1

Non-GAAP Operating Income:
Photonic Solutions	$91.7	$81.8	$87.4	$334.4	$324.3
Compound Semiconductors	76.9	90.2	61.1	315.8	277.2
Unallocated and Other	—	—	—	—	—

Consolidated	$168.6	$172.0	$148.5	$650.2	$601.5

GAAP Operating Margin:
Photonic Solutions	11.6%	9.6%	11.0%	10.3%	10.2%
Compound Semiconductors	17.7%	23.8%	18.5%	20.2%	20.7%
Consolidated	12.9%	12.9%	12.0%	12.5%	12.9%
Non-GAAP Operating Margin:
Photonic Solutions	15.3%	14.4%	15.9%	15.0%	15.9%
Compound Semiconductors	26.6%	34.7%	23.7%	29.0%	26.0%
Consolidated	19.0%	20.8%	18.4%	19.6%	19.4%

*	“Unallocated and Other” primarily includes transaction costs related to the Coherent transaction.

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Table 3

Reconciliation of Segment Non-GAAP Operating Income (Loss) to

GAAP Segment Operating Income (Loss)

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2022	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Non-GAAP Photonic Solutions Operating Income	$91.7	$81.8	$87.4	$334.4	$324.3
Share-based compensation	(3.1)	(8.8)	(9.4)	(30.9)	(39.6)
Amortization of acquired intangibles	(16.6)	(16.5)	(17.3)	(66.7)	(69.2)
Restructuring, transaction expenses and other	(2.8)	(1.9)	(0.2)	(6.7)	(7.8)

Photonic Solutions GAAP Operating Income	$69.2	$54.6	$60.5	$230.1	$207.7

Non-GAAP Compound Semiconductors Operating Income	$76.9	$90.2	$61.1	$315.8	$277.2
Share-based compensation	(10.5)	(9.2)	(9.3)	(42.2)	(39.4)
Amortization of acquired intangibles	(3.2)	(2.9)	(3.3)	(12.9)	(13.0)
Restructuring, transaction expenses, and other	(5.4)	(1.7)	(0.8)	(8.3)	(3.6)
Start-up costs	$(6.4)	$(14.6)	$—	$(32.3)	$—

Compound Semiconductors GAAP Operating Income	$51.4	$61.8	$47.7	$220.1	$221.2

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$—	$—	$—
Restructuring, transaction expenses, and other	(6.4)	(9.6)	(11.1)	(35.9)	(26.8)

Unallocated and Other GAAP Operating Income (Loss)	$(6.4)	$(9.6)	$(11.1)	$(35.9)	$(26.8)

Total GAAP Operating Income	$114.2	$106.8	$97.1	$414.3	$402.1

Non-GAAP Operating Income	$168.6	$172.0	$148.5	$650.2	$601.5

*	Amounts may not recalculate due to rounding.

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2022	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Gross profit on GAAP basis	$326.0	$321.7	$297.8	$1,265.5	$1,177.5
Share-based compensation	0.9	1.3	3.4	5.1	12.1
Amortization of acquired intangibles (4)	9.6	9.4	9.8	38.3	38.8
Start-up costs (3)	—	1.6	—	2.8	—
Restructuring, transaction expenses and other (1)	6.9	1.7	0.7	9.8	6.7

Gross profit on non-GAAP basis	$343.4	$335.7	$311.7	$1,321.5	$1,235.0

Internal research and development on GAAP basis	$95.9	$96.9	$83.8	$377.1	$330.1
Share-based compensation	(1.3)	(2.0)	(4.8)	(7.6)	(17.0)
Start-up costs (3)	(6.4)	(13.0)	—	(29.5)	—
Restructuring, transaction expenses and other (5)	(0.6)	—	—	(0.6)	—

Internal research and development on non-GAAP basis	$87.6	$81.9	$79.0	$339.4	$313.1

Selling, general and administrative on GAAP basis	$115.9	$118.0	$116.8	$474.1	$445.2
Share-based compensation	(11.3)	(14.9)	(10.3)	(60.4)	(49.8)
Amortization of acquired intangibles (4)	(10.3)	(10.0)	(10.8)	(41.4)	(43.4)
Restructuring, transaction expenses and other (1)	(7.1)	(11.5)	(11.5)	(40.5)	(31.6)

Selling, general and administrative on non-GAAP basis	$87.2	$81.6	$84.3	$331.8	$320.4

Operating income on GAAP basis	$114.2	$106.8	$97.1	$414.3	$402.1
Share-based compensation	13.5	18.2	18.5	73.1	78.9
Start-up costs (3)	6.4	14.6	—	32.3	—
Amortization of acquired intangibles	19.9	19.4	20.6	79.7	82.2
Restructuring, transaction expenses and other (1)	14.6	13.2	12.2	50.9	38.3

Operating income on non-GAAP basis	$168.6	$172.0	$148.5	$650.2	$601.5

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Table 4

Reconciliation of GAAP Measures to non-GAAP Measures (Continued)

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30, 2022	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Interest and other (income) expense, net on GAAP basis	$65.3	$43.7	$3.9	$132.5	$49.5
Foreign currency exchange losses	(19.8)	(1.1)	(1.2)	(16.2)	(5.5)
Gain on investments	—	—	10.9	—	17.9
Debt extinguishment expense(2)	—	—	—	—	(24.7)
Gain on preferred equity forward sale agreement	—	—	—	—	11.4
Restructuring, transaction expenses and other(1)	(38.3)	(33.3)	—	(79.0)	—

Interest and other (income) expense, net on non-GAAP basis	$7.2	$9.3	$13.6	$37.3	$37.2

Income taxes on GAAP basis	$5.3	$14.0	$11.0	$47.0	$55.0
Tax impact of non-GAAP measures	22.6	19.8	6.8	63.9	37.6

Income taxes on non-GAAP basis	$27.9	$33.8	$17.8	$110.9	$92.6

Net earnings on GAAP basis	$43.6	$49.0	$82.3	$234.8	$297.6
Share-based compensation	13.5	18.2	18.5	73.1	78.9
Amortization of acquired intangibles	19.9	19.4	20.6	79.7	82.2
Start-up costs(3)	6.4	14.6	—	32.3	—
Foreign currency exchange losses	19.8	1.1	1.2	16.2	5.5
Gain on investments	—	—	(10.9)	—	(17.9)
Debt extinguishment expense(2)	—	—	—	—	24.7
Restructuring, transaction expenses and other(1)	53.0	46.6	12.2	132.3	26.9
Tax impact of non-GAAP measures	(22.6)	(19.8)	(6.8)	(63.9)	(37.6)

Net earnings on non-GAAP basis	$133.7	$129.0	$117.0	$504.6	$460.2

Per share data:
Net earnings on GAAP basis
Basic Earnings Per Share	$0.25	$0.30	$0.62	$1.57	$2.50
Diluted Earnings Per Share	$0.23	$0.28	$0.59	$1.45	$2.37

Net earnings on non-GAAP basis
Basic Earnings Per Share	$1.09	$1.05	$0.95	$4.11	$4.06
Diluted Earnings Per Share	$0.98	$0.95	$0.88	$3.72	$3.73

*	Amounts may not recalculate due to rounding.
1.

During fiscal year 2022, restructuring, transaction expenses and other, primarily represent expenses incurred in relation to the Coherent acquisition as well as integration and restructuring charges from the Finisar acquisition, and various one-time adjustments. Incremental interest expense related to the financing for the Coherent transaction will be included as an adjustment in arriving at non-GAAP earnings for periods prior to transaction close, as the associated funding was contingent on transaction close. During fiscal year 2021, transaction costs primarily represent acquisition and integration costs related to the Ascatron and Innovion acquisitions, as well as customer settlements from acquired liabilities of previous acquisitions.

2.	The Company recorded debt extinguishment expense of $24.7 million in connection with the extinguishment of the Term B Loan Facility during the fiscal year ended June 30, 2021.
3.	Start-up costs in operating expenses incurred in the quarter were related to the start-up of new devices for new customer applications.

T. 724.352.4455 | ii-vi.com Page 12

4.

GAAP gross profit basis for prior periods has been updated to include amortization of developed technology intangible assets, with a corresponding decrease to selling, general and administrative on GAAP basis.

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Table 5

Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2022	2022	2021	2022	2021
Net earnings on GAAP basis	$43.6	$49.0	$82.3	$234.8	$297.6
Income taxes	5.3	14.0	10.9	47.0	55.0
Depreciation and amortization	73.3	72.8	70.2	286.8	270.1
Interest expense	48.5	43.5	14.1	121.3	59.9

EBITDA(1)	$170.7	$179.3	$177.5	$689.9	$682.6

EBITDA margin	19.2%	21.7%	22.0%	20.8%	22.0%

Share-based compensation	13.5	18.2	18.5	73.1	78.9
Foreign currency exchange losses, net	19.8	1.1	1.2	16.2	5.5
Start-up costs	6.4	14.6	—	32.3	—
Debt extinguishment expense	—	—	—	—	24.7
Gain on investment	—	—	—	—	(7.0)
Gain on preferred equity forward sale agreement	—	—	—	—	(11.4)
Restructuring, transaction expenses, and other(3)	14.6	13.2	2.8	53.3	27.4

Adjusted EBITDA(2)	$225.0	$226.4	$200.0	$864.8	$800.7

Adjusted EBITDA margin	25.4%	27.4%	24.8%	26.1%	25.8%

*	Amounts may not recalculate due to rounding.
(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
(2)

Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, certain one-time transaction expense, the impact of restructuring and related items, and the impact of foreign currency exchange gains and losses.

(3)

During fiscal year 2022, restructuring, transaction expenses and other, primarily represent expenses incurred in relation to the Coherent acquisition as well as integration and restructuring charges from the Finisar acquisition, and various one-time adjustments. During fiscal year 2021, transaction costs primarily represent acquisition and integration costs related to the Ascatron and Innovion acquisitions, as well as customer settlements from acquired liabilities of previous acquisitions.

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Table 6

GAAP Earnings Per Share Calculation

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2022	2022	2021	2022	2021
Numerator
Net earnings	$43.6	$49.0	$82.3	$234.8	$297.6
Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(27.6)	(27.1)
Deduct Series B dividends and deemed dividends	(10.4)	(10.2)	(10.0)	(40.6)	(10.1)

Basic earnings available to common shareholders	$26.3	$31.9	$65.4	$166.5	$260.3

Effect of dilutive securities
Add back interest on II-VI Convertible Notes (net of tax)	$0.6	$0.6	$3.1	$2.2	$12.3

Diluted earnings available to common shareholders	$26.9	$32.4	$68.5	$168.8	$272.6

Denominator
Weighted average shares	106.5	106.3	105.0	106.2	104.2
Effect of dilutive securities:
Common stock equivalents	3.0	3.3	3.9	3.0	3.6
II-VI Convertible Notes	7.3	7.3	7.3	7.3	7.3

Diluted weighted average common shares	116.8	116.9	116.2	116.5	115.0

Basic earnings per common share	$0.25	$0.30	$0.62	$1.57	$2.50

Diluted earnings per common share	$0.23	$0.28	$0.59	$1.45	$2.37

*	Amounts may not recalculate due to rounding.

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Table 7

Non-GAAP Earnings Per Share Calculation

$ Millions

(Unaudited)

	Three Months Ended			Year Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2022	2022	2021	2022	2021
Numerator
Net earnings on non-GAAP basis	$133.7	$129.0	$117.0	$504.6	$460.2

Deduct Series A preferred stock dividends	(6.9)	(6.9)	(6.9)	(27.6)	(27.1)
Deduct Series B redeemable preferred dividends	(10.4)	(10.2)	(10.0)	(40.6)	(10.1)

Basic earnings available to common shareholders	$116.4	$111.9	$100.2	$436.3	$423.0

Effect of dilutive securities

Add back interest on II-VI Convertible Notes	$0.6	$0.6	$3.1	$2.2	$12.3
Add back Series A preferred stock dividends	6.9	6.9	6.9	27.6	27.1

Diluted earnings available to common shareholders	$123.8	$119.4	$110.1	$466.2	$462.4

Denominator
Weighted average shares	106.5	106.3	105.0	106.2	104.2
Effect of dilutive securities:
Common stock equivalents	3.0	3.3	3.9	3.0	3.6
II-VI Convertible Notes	7.3	7.3	7.3	7.3	7.3
Series A Mandatory Convertible Preferred Stock	8.9	8.9	8.9	8.9	8.9

Diluted weighted average common shares	125.7	125.9	125.1	125.4	123.9

Basic earnings per common share on non-GAAP basis(1)	$1.09	$1.05	$0.95	$4.11	$4.06

Diluted earnings per common share on non-GAAP basis	$0.98	$0.95	$0.88	$3.72	$3.73

*	Amounts may not recalculate due to rounding.

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Table 8

Example EPS Calculations(1)

$ Millions

	Hypothetical Earnings Level for Q1 FY23
Non-GAAP net earnings	$145.0	$155.0	$165.0
Deduct Series A preferred stock dividends	(6.9)	—	—
Deduct Series B redeemable preferred dividends	(28.7)	(28.7)	(28.7)
Add back interest on II-VI Convertible Notes	0.4	0.4	0.4

Non-GAAP net earnings available to common shareholders	$109.8	$126.7	$136.7

Diluted weighted average common shares	142.3	151.2	151.2
Diluted earnings per common share on non-GAAP basis	$0.77	$0.84	$0.90

(1)

The Company does not provide reconciliations of the hypothetical non-GAAP net earnings and hypothetical diluted non-GAAP EPS presented in this table. This table contains purely hypothetical figures, which are provided solely to illustrate how the Company would calculate diluted non-GAAP EPS under different factual scenarios.

CONTACT:

Mary Jane Raymond

Treasurer and Chief Financial Officer

investor.relations@ii-vi.com

www.ii-vi.com/contact-us

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